UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21252

                   BACAP Alternative Multi-Strategy Fund, LLC
               (Exact name of registrant as specified in charter)

                         40 West 57th Street, 33rd Floor
                               New York, NY 10019
               (Address of principal executive offices) (Zip code)

                              David Rozenson, Esq.
                                 Bank of America
                              One Financial Center
                                Boston, MA 02111
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 617-772-3333

                        Date of fiscal year end: March 31

                    Date of reporting period: March 31, 2005


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


The Report to Shareholders is attached herewith.


------------------------------------------------------------   BACAP Alternative
                                                        Multi-Strategy Fund, LLC




FINANCIAL STATEMENTS
FOR THE YEAR ENDED MARCH 31, 2005

WITH REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                   BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC

                              FINANCIAL STATEMENTS

                       FOR THE YEAR ENDED MARCH 31, 2005

                                    CONTENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM .......................1

STATEMENT OF ASSETS, LIABILITIES AND INVESTORS' CAPITAL .......................2

SCHEDULE OF INVESTMENTS .......................................................3

STATEMENT OF OPERATIONS .......................................................5

STATEMENTS OF CHANGES IN INVESTORS' CAPITAL ...................................6

STATEMENT OF CASH FLOWS .......................................................7

FINANCIAL HIGHLIGHTS ..........................................................8

NOTES TO FINANCIAL STATEMENTS .................................................9

FUND GOVERNANCE (UNAUDITED) ..................................................17

INVESTMENT CONTRACT RENEWAL DISCLOSURE (UNAUDITED) ...........................19






CAPITALIZED TERMS IN THESE FINANCIAL STATEMENTS THAT ARE NOT DEFINED HAVE THE MEANINGS GIVEN TO THEM IN THE FUND'S PROSPECTUS.

[PRICEWATERHOUSECOOPERS LOGO OMITTED]
--------------------------------------------------------------------------------

                                                  PRICEWATERHOUSECOOPERS LLP
                                                  300 Madison Avenue
                                                  New York NY 10017
                                                  Telephone (646) 471-3000
                                                  Direct phone (646) 471-3000
                                                  Direct fax (813) 286-6000

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Managers and Investors of BACAP Alternative Multi-Strategy Fund, LLC

In our opinion, the accompanying statement of assets, liabilities and investors' capital, including the schedule of investments, and the related statements of operations, of changes in investors' capital and of cash flows and the financial highlights present fairly, in all material respects, the financial position of BACAP Alternative Multi-Strategy Fund, LLC (the "Fund") at March 31, 2005, and the results of its operations, the changes in its investors' capital, its cash flows and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at March 31, 2005 with the custodian and portfolio funds, provide a reasonable basis for our opinion.

As explained in Note 2, the financial statements include investments held by the Fund valued at $71,596,000 (99.76% of the Fund's net assets), at March 31, 2005, the values of which have been fair valued by the Investment Manager based on estimates provided by each portfolio fund, under the general supervision of the Board of Managers, in the absence of readily ascertainable market values. These estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.


[PriceWaterhouseCoopers LLP omitted]

May 25, 2005

BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC
STATEMENT OF ASSETS, LIABILITIES AND INVESTORS' CAPITAL (IN THOUSANDS)
--------------------------------------------------------------------------------


                                                                  MARCH 31, 2005
ASSETS
Investments in Portfolio Funds, at fair value (cost $63,972)       $    71,596
Cash and cash equivalents                                                  609
Investments in Portfolio Funds paid in advance                             500
Redemptions receivable from Portfolio Funds                                343
Other assets                                                                 8
                                                                   -------------
  TOTAL ASSETS                                                          73,056
                                                                   -------------

LIABILITIES
Capital contributions received in advance                                  888
Management fee payable                                                     148
Professional fees payable                                                  109
Investor servicing fee payable                                              30
Administration fee payable                                                  30
Capital withdrawals payable                                                 21
Accrued expenses                                                            65
                                                                   -------------
  TOTAL LIABILITIES                                                      1,291
                                                                   -------------
    NET ASSETS                                                     $    71,765
                                                                   =============
Net capital (1)                                                    $    64,141
Net unrealized appreciation on investments in Portfolio Funds            7,624
                                                                   -------------
    TOTAL INVESTORS' CAPITAL                                       $    71,765
                                                                   =============


(1) Net capital includes cumulative net investment gains/(losses) and net realized gains/(losses) on investments in Portfolio Funds.




   The accompanying notes are an integral part of these financial statements.

BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC
SCHEDULE OF INVESTMENTS (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------------------------------


                                                                                              MARCH 31, 2005
                                                                      --------------------------------------------------------------
                                                                                                                         % OF
                                                                                                     FAIR                 NET
                                                                                  COST              VALUE                ASSETS
INVESTMENTS IN PORTFOLIO FUNDS
EQUITY HEDGE
   Alydar Fund, L.P.                                                            $  2,552          $  2,675                3.73%
   Artha Emerging Markets Fund, LP                                                 2,000             2,028                2.83
   Harvest Opportunity Partners II, L.P.                                           2,458             2,622                3.65
   Kinetics Partners, L.P.                                                         2,000             2,221                3.09
   Passport I, L.P.                                                                2,267             2,755                3.84
   TCS Capital II, L.P.                                                            2,263             3,468                4.83
   Torrey Pines Fund, L.L.C.                                                       2,296             2,472                3.45
   Zander Fund, L.P.                                                               2,624             2,786                3.88
                                                                                --------          --------               -----
TOTAL EQUITY HEDGE                                                                18,460            21,027               29.30

EVENT DRIVEN
   Centaurus Alpha Fund, LP                                                        1,975             1,957                2.73
   Delaware Street Capital, L.P.                                                   1,796             2,335                3.25
   Halcyon Fund, LP                                                                2,500             2,554                3.56
   Harbert Distressed Investment Fund, L.P.                                          976             1,315                1.83
   JANA Partners, L.P.                                                             2,000             3,095                4.31
   LC Capital Partners, L.P.                                                       1,222             1,887                2.63
   Longacre Capital Partners, L.P                                                  3,000             3,320                4.63
   Scout Capital Partners, L.P.                                                    2,500             2,700                3.76
                                                                                --------          --------               -----
TOTAL EVENT DRIVEN                                                                15,969            19,163               26.70

MACRO
   Brevan Howard, L.P.                                                             1,800             1,892                2.64
   Denali Partners, L.P.                                                           2,000             1,964                2.74
   Graham Global Investment Fund II, Ltd. K4 Portfolio                             1,914             1,694                2.36
   Julius Baer Diversified Fixed Income Hedge Fund                                 2,263             2,354                3.28
   Salem Futures Fund, L.P.                                                        1,000               865                1.20
   Spinnaker Global Opportunity Fund, Ltd.                                         1,817             3,088                4.30
                                                                                --------          --------               -----
TOTAL MACRO                                                                       10,794            11,857               16.52

MULTI-STRATEGY
   Epsilon Global Active Fund II, L.P.                                             3,009             3,059                4.26
   Kayne Anderson Capital Income Partners (QP), L.P.                               1,969             2,265                3.16
                                                                                --------          --------               -----
TOTAL MULTI-STRATEGY                                                               4,978             5,324                7.42


   The accompanying notes are an integral part of these financial statements.

BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC
SCHEDULE OF INVESTMENTS (IN THOUSANDS) (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------


                                                                                              MARCH 31, 2005
                                                                      --------------------------------------------------------------
                                                                                                                         % OF
                                                                                                     FAIR                 NET
                                                                                  COST              VALUE                ASSETS
INVESTMENTS IN PORTFOLIO FUNDS
RELATIVE VALUE
   Akela Capital Partners, L.P.                                                  $ 2,000           $ 1,946                2.71%
   Arx Global High Yield Securities Fund I, L.P.                                   2,218             2,838                3.96
   Marathon Global Convertible Fund, L.P.                                          2,500             2,448                3.41
   Metacapital Fixed Income Relative Value Fund, LP                                2,000             2,008                2.80
   Parmenides Fund, L.P.                                                           2,354             2,406                3.35
   Precept Domestic Fund, L.P.                                                     2,699             2,579                3.59
                                                                                --------          --------               -----
TOTAL RELATIVE VALUE                                                              13,771            14,225               19.82

    TOTAL INVESTMENTS IN PORTFOLIO FUNDS                                        $ 63,972          $ 71,596               99.76%
                                                                                ========          ========               =====




 -------------------------------------------------------------------------------

     INVESTMENT STRATEGY AS A PERCENTAGE OF TOTAL INVESTMENTS, AT FAIR VALUE

                                                   % of Total
                        Strategy                  Investments
           -----------------------------------------------------------
                      Equity Hedge                   29.37%
                      Event Driven                   26.76%
                      Relative Value                 19.87%
                      Macro                          16.56%
                      Multi-Strategy                  7.44%


-------------------------------------------------------------------------------

The aggregate cost of investments for tax purposes was approximately $64,942,479. Net unrealized appreciation on investments for tax purposes was $6,653,817 consisting of $8,176,807 of gross unrealized appreciation and $1,522,990 of gross unrealized depreciation.

The  investments  in  Portfolio  Funds  shown  above,   representing  99.76%  of
Investors' capital, have been fair valued in accordance with procedures established by the Board of Managers (See Note 2).




   The accompanying notes are an integral part of these financial statements.

BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC
STATEMENT OF OPERATIONS (IN THOUSANDS)
--------------------------------------------------------------------------------


                                                              FOR THE YEAR ENDED
                                                                MARCH 31, 2005
INVESTMENT INCOME

Interest income                                                   $         68
                                                                  --------------
    TOTAL INVESTMENT INCOME                                                 68


EXPENSES

Management fees                                                            927
Professional fees                                                          383
Investor servicing fees                                                    185
Administration fees                                                        185
Insurance fees                                                             121
Board fees                                                                  39
Registration fees                                                           28
Miscellaneous expenses                                                      42
                                                                  --------------
    TOTAL EXPENSES                                                       1,910
                                                                  --------------
    NET INVESTMENT LOSS                                                 (1,842)
                                                                  --------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                       2,834
  Net realized gain on timing of investments (Note 9)                       63
  Net change in unrealized gain on investments                           1,358
                                                                  --------------

    NET REALIZED AND UNREALIZED GAIN
      ON INVESTMENTS IN PORTFOLIO FUNDS                                  4,255
                                                                  --------------
NET INCREASE IN INVESTORS' CAPITAL RESULTING FROM
  OPERATIONS BEFORE INCENTIVE ALLOCATION                          $      2,413
                                                                  ==============




   The accompanying notes are an integral part of these financial statements.

BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC
STATEMENTS OF CHANGES IN INVESTORS' CAPITAL (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------------------------------


                                                                     AFFILIATED
                                                                     INVESTORS*          INVESTORS              TOTAL

INVESTORS' CAPITAL AT APRIL 1, 2003                                $      100           $       --          $       100

Contributions                                                          24,300               39,807               64,107

Withdrawals                                                                (9)              (4,904)              (4,913)

Allocation of net increase in Investors'
  capital resulting from operations before
  incentive allocation                                                  2,842                2,196                5,038

Incentive allocation from affiliated investors                           (124)                  --                 (124)

Incentive allocation                                                      225                 (101)                 124

Offering costs                                                            (94)                 (83)                (177)
                                                                   -------------        -------------       -------------

INVESTORS' CAPITAL AT MARCH 31, 2004                                   27,240               36,915               64,155
                                                                   -------------        -------------       -------------

Contributions                                                              --               26,855               26,855

Withdrawals                                                           (10,236)             (11,422)             (21,658)

Allocation of net increase in Investors'
  capital resulting from operations before
  incentive allocation                                                    472                1,941                2,413

Incentive allocation                                                       21                  (21)                 --
                                                                   -------------        -------------       -------------

INVESTORS' CAPITAL AT MARCH 31, 2005                               $   17,497           $    54,268         $    71,765
                                                                   =============        =============       =============

* The affiliated Investors are Banc of America Capital Management, LLC, NB Funding Company, LLC and BACAP Distributors, LLC.




   The accompanying notes are an integral part of these financial statements.

BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC
STATEMENT OF CASH FLOWS (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------------------------------


                                                                                             FOR THE YEAR ENDED
                                                                                               MARCH 31, 2005
Cash flows from operating activities:
  Net increase in Investors' capital resulting from operations
    before incentive allocation                                                                  $    2,413
  Adjustments to reconcile net increase in Investors' capital resulting from operations before incentive allocation to net cash used in operating activities:
      Net realized gain on investments                                                               (2,834)
      Net change in unrealized appreciation on investments                                           (1,358)
      Cost of investments purchased                                                                 (51,621)
      Proceeds from sale of investments                                                              48,492
  Increase/decrease in operating assets and liabilities:
      Increase in investments paid in advance                                                          (500)
      Decrease in redemptions receivable from Portfolio Funds                                             1
      Increase in other assets                                                                           (7)
      Increase in management fee payable                                                                 55
      Increase in professional fees payable                                                              56
      Increase in investor servicing fee payable                                                          5
      Increase in administration fee payable                                                              5
      Increase in accrued expenses                                                                       29
                                                                                                 ------------
        NET CASH USED IN OPERATING ACTIVITIES                                                        (5,264)
                                                                                                 ------------
Cash flows from financing activities:
  Capital contributions                                                                              26,855
  Capital withdrawals                                                                               (21,658)
  Increase in capital contributions received in advance                                                 888
  Decrease in capital withdrawals payable                                                              (212)
                                                                                                 ------------
        NET CASH PROVIDED BY FINANCING ACTIVITIES                                                     5,873
                                                                                                 ------------

Net increase in cash and cash equivalents                                                               609

Cash and cash equivalents, beginning of year                                                             --
                                                                                                 ------------
Cash and cash equivalents, end of year                                                           $      609
                                                                                                 ============




   The accompanying notes are an integral part of these financial statements.

BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------


The below ratios are calculated by dividing total dollars of income or expenses as applicable by the average of total monthly Investors' capital. Total return amounts are calculated by geometrically linking returns based on the change in value during each accounting period. An individual investor's return may vary from these returns based on the timing of capital contributions and withdrawals.

                                                                                                            APRIL 1, 2003
                                                                                                          (COMMENCEMENT OF
Ratios to average Investors' capital:                                         YEAR ENDED                 OPERATIONS) THROUGH
                                                                            MARCH 31, 2005                 MARCH 31, 2004
                                                                          ------------------           -----------------------
Net investment loss - prior to incentive allocation                             (2.56%)                        (2.36%)        (2)
Incentive allocation                                                            (0.03%)                        (0.50%)
                                                                          ------------------           -----------------------
Net investment loss - net of incentive allocation                               (2.59%)                        (2.86%)
                                                                          ==================           =======================

Expenses before organization expenses (3)                                        2.66%                          2.72%         (4)
                                                                          ------------------           -----------------------

Expenses (3)                                                                     2.66%                          2.87%         (2)
Incentive allocation (3)                                                         0.03%                          0.50%
                                                                          ------------------           -----------------------
Total expenses and incentive allocation (3)                                      2.69%                          3.37%         (2)
                                                                          ==================           =======================

Total return - prior to incentive allocation (1)                                 2.61%                         10.34%
Incentive allocation                                                            (0.02%)                        (0.46%)
                                                                          ------------------           -----------------------
Total return - net of incentive allocation (1)                                   2.59%                          9.88%
                                                                          ==================           =======================

Portfolio turnover rate                                                         61.24%                         43.16%
                                                                          ==================           =======================

Investors' capital, end of year ($000)                                         $71,765                        $64,155
                                                                          ==================           =======================

(1) Total return is calculated for all the Investors taken as a whole, net of all fees, except where noted that performance is prior to incentive fee allocation. An individual Investor's return may vary from these returns based on the timing of capital transactions.
(2) Includes organization expenses of $45,000 incurred prior to commencement of operations, charged to Investors' Capital Accounts.
(3) Does not include expenses of the Portfolio Funds in which the Fund invests. The expense ratio (expense and incentive allocation ratio) is calculated for the Investors taken as a whole. The computation of such ratios based on the amount of expenses and incentive allocation assessed to an individual Investor's capital may vary from these ratios based on the timing of capital transactions.
(4) Does not include organization expenses charged during the year ended March 31, 2004 in the amount of $22,668.




   The accompanying notes are an integral part of these financial statements.

BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.      ORGANIZATION

        BACAP Alternative Multi-Strategy Fund, LLC (the "Fund"), is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as a non-diversified, closed-end management investment company. The Fund's limited liability company interests ("Interests") are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund commenced investment operations on April 1, 2003.

        Banc of America Capital Management, LLC ("BACAP") serves as the Fund's investment adviser ("Adviser") and has the responsibility for the management of the business and affairs of the Fund on a daily basis. BACAP is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

        The investment objective of the Fund is to generate consistent long-term capital appreciation with low volatility and limited risk under a wide range of market conditions. The Fund attempts to achieve the investment objective by allocating its assets among at least 15 private investment funds, discretionary managed accounts or special purpose vehicles created for the Fund (collectively, "Portfolio Funds"). The Adviser allocates the assets of the Fund among Portfolio Funds that generally employ one or more of the following strategies: (i) Event Driven (e.g. Risk (Merger) Arbitrage, Capital Structure Arbitrage, Distressed Securities and Special Situations); (ii) Relative Value (e.g. Convertible Arbitrage, Fixed Income Arbitrage, Statistical Arbitrage, Non-Traditional Convertible Arbitrage and Volatility Arbitrage); (iii) Equity Hedge; and (iv) Macro.

2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with such generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

        The following are the  significant  accounting  policies  adopted by the
        Fund:

           A.   VALUATIONS

           The net asset value of the Fund is determined by or at the direction of the Adviser as of the close of business at the end of any fiscal period in accordance with accounting principles generally accepted in the United States of America and the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board of Managers (the "Board"). The net asset value of the Fund equals the value of the assets of the Fund, less all of its liabilities, including accrued fees and expenses.

           The Valuation Committee values interests in Portfolio Funds at fair value in accordance with written policies and procedures (the "Valuation Procedures") approved by the Board that seek to ensure that the Fund is able to reliably determine the value of its investments in Portfolio Funds. The Fund's Board, including the Independent Managers, has been advised about its duties

BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

           A.   VALUATIONS (CONTINUED)

           with respect to valuation as described in the Valuation Procedures. Fair value of interests of Portfolio Funds ordinarily is the value determined by the Valuation Committee based upon the valuation reported by the Fund Manager in accordance with the policies established by the relevant Portfolio Fund. As a general matter, the fair value of the Fund's interest in a Portfolio Fund represents the amount that the Fund could reasonably expect to receive from the Portfolio Fund if the Fund's interests were redeemed at the time of the valuation, based upon information reasonably available at the time the valuation is made and that the Valuation Committee believes to be reliable. In the event that a Portfolio Fund does not report a value to the Fund on a timely basis, the Fund determines the fair value of the Portfolio Fund based on the most recent value reported by the Portfolio Fund, as well as any other relevant information available at the time the Fund values its portfolio. Prior to investing in any Portfolio Fund, the Valuation Committee conducts a due diligence review of the valuation methodology used by the Portfolio Fund, which as a general matter will use market value when available, and otherwise use principles of fair value that the Valuation Committee reasonably believes to be consistent with those used by the Fund for valuing its own investments. Following the Valuation Procedures, in the absence of specific transaction activity in a particular Portfolio Fund, the Valuation Committee considers whether it is appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount.

           Valuations provided to the Fund by a Portfolio Fund may be based upon estimated or unaudited reports, and may be subject to later adjustment or revision by the Fund Manager. Any such adjustment or revision that either increases or decreases the net asset value of the Fund at the time that the Fund is provided with information regarding the adjustment does not result in the Fund restating its previous net asset values to reflect such adjustment or revision by a Portfolio Fund. Accordingly, an Investor may have its Interest (or portion thereof) repurchased at a price that is higher or lower than a subsequently adjusted amount. For example, any increases in the net asset value of the Fund resulting from a subsequent adjusted valuation is entirely for the benefit of the outstanding Interests of the Fund and to the detriment of Investors who had Interests of the Fund repurchased at a price lower than the adjusted amount. The same principles apply to the purchase of Interests, and new Investors may be affected in a similar way. Although the Valuation Committee reviews the valuations provided by Fund Managers, the Valuation Committee cannot confirm the accuracy of valuations provided by Fund Managers. Situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund's net assets if the judgments of the Adviser or Fund Managers regarding appropriate valuations should prove incorrect. Also, Fund Managers may only provide determinations of the net asset value of Portfolio Funds on a monthly or quarterly basis, in which event it may not be possible to determine the net asset value of the Fund more frequently. If Fund Manager valuations are consistently delayed, missing or inaccurate, the Adviser generally will consider whether the Portfolio Fund continues to be an appropriate investment for the Fund. The Fund may be unable to sell interests in an Portfolio Fund quickly, and could therefore be obligated to continue to hold the interests. In such a case, the Valuation Committee would continue to value the interests without the benefit of the Fund Manager valuations, and the Valuation Committee may determine to discount the value of the interests or value them at zero.

BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

           B.   SECURITY TRANSACTIONS

           Purchases of investments in Portfolio Funds are recorded as of the first day of legal ownership of a Portfolio Fund and sales of Portfolio Funds are recorded as of the last day of legal ownership or participation. Purchases and sales of other securities are accounted for on the trade-date basis. Realized gains and losses are recorded at the time of disposition of the respective investment on an average cost basis.

           C.   INCOME ALLOCATION

           As of the last day of each fiscal period, any net profit or net loss for the fiscal period, and any offering costs required by applicable accounting principles to be charged to capital that are paid or accrued during the fiscal period, are allocated among and credited to or debited against the Capital Accounts of the Investors in accordance with their respective Capital Account balances for such fiscal period.

           D.   INTEREST AND DIVIDENDS

           Interest income is recognized on an accrual basis. Dividend income is recognized on the ex-dividend date.

           E.   FUND EXPENSES

           The Fund bears its own expenses including, but not limited to: any taxes; organizational expenses; offering costs; investment-related expenses incurred by the Fund (e.g., fees and expenses charged by the Adviser and Portfolio Funds, placement fees, professional fees, custody and administration fees).

           F.   CASH AND CASH EQUIVALENTS

           Cash and cash equivalents consist of cash on hand and liquid investments with maturities of less than 90 days. As of March 31, 2005, the Fund has $608,965 in cash and cash equivalents held in an interest-bearing sweep account.

           G.   INCOME TAXES

           The Fund is not subject to federal and state income tax. Accordingly, for federal and state income tax purposes, each Investor is responsible for the tax liability or benefit related to his/her share of taxable income or loss.

3.      INVESTORS' CAPITAL ACCOUNTS

        A separate Capital Account is maintained for each Investor of the Fund. The increase or decrease in Investors' capital resulting from operations is allocated to each Investor based on its pro-rata share of aggregated capital in the Fund.

BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


3.      INVESTORS' CAPITAL ACCOUNTS (CONTINUED)

           A.   CONTRIBUTIONS

           Interests in the Fund are offered through BACAP Distributors, LLC (the "Distributor"), an affiliate of the Adviser, and through Selling Agents exclusively to "qualified clients" as defined in the Advisers Act and the regulations thereunder.

           Investments in the Fund may be subject to a sales load of up to 3.00%. The sales load may be waived by the Fund for certain types of investors. In addition, the Fund may compensate Selling Agents for selling Interests to their customers. The Fund may pay Selling Agents a service fee for investor service and account maintenance services.

           B.   WITHDRAWALS

           The Fund may from time to time offer to repurchase Interests pursuant to written tenders by Investors. Repurchases are made at such times and on such terms as may be determined by the Board, in its sole discretion, and generally includes an offer to repurchase a specified dollar amount of outstanding Interests. In determining whether and when the Fund should repurchase Interests, the Board considers recommendations from the Adviser. Depending on market conditions and other factors, the Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests from Investors twice each year, effective as of June 30 and December 31 of each year. For the year ended March 31, 2005, tender offers were conducted by the Fund as of June 30, 2004 and December 31, 2004 in the amounts of $7,522,721 and $13,898,870, respectively. In addition, the Adviser withdrew $236,597 of incentive allocation earned by the Adviser.

4.      INVESTMENTS IN PORTFOLIO FUNDS

        The valuation of the investments in Portfolio Funds represents the approximate amount the Fund could expect to receive if it were to liquidate its investments in the Portfolio Funds at the time of valuation. As of March 31, 2005, the Fund was invested in thirty Portfolio Funds, none of which are related parties. Because the Fund's investments in Portfolio Funds themselves have limited liquidity, the Fund may not be able to fund significant repurchases.

        For the year  ended  March 31,  2005,  the Fund had gross  purchases  in investments totaling $51,620,615, made up of gross purchases of investments in Portfolio Funds of $48,278,854 and money market funds of $3,341,761. During the same period, the Fund had gross redemptions of investments in Portfolio Funds of $42,936,948 and money market funds of $5,554,927.

5.      MANAGEMENT FEES

        In consideration of services provided by the Adviser, the Fund pays the Adviser a monthly fee (the "Management Fee") computed at an annual rate of 1.25% of the net assets of the Fund as of the last day of each month, before reduction for any repurchases of Interests or the Incentive Allocation.

        The Adviser has agreed to voluntarily waive fees and/or reimburse expenses of the Fund until December 31, 2005, to the extent necessary to assure that the total ordinary operating expenses of the Fund do not exceed an annual rate of 2.95% of the average monthly net assets of the Fund.

BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


5.      MANAGEMENT FEES (CONTINUED)

        Ordinary operating expenses do not include organizational costs, interest, taxes, the Incentive Allocation and extraordinary expenses. The Adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the end of the fiscal year in which such waiver or reimbursement occurred, if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery. At March 31, 2005, there were no amounts potentially recoverable by the Adviser.

6.      INCENTIVE ALLOCATION

        At the end of each fiscal year, an amount equal to 10% of the excess of the net capital appreciation allocated to the capital account of each Investor for such fiscal year is reallocated from the capital account of each Investor to the capital account of the Adviser (the "Incentive Allocation"), provided; however, that the net capital appreciation upon which the Incentive Allocation is calculated exceeds the sum of: (i) such Investor's "Hurdle Amount" (as defined below) and (ii) any unrecovered balance remaining in the Investor's "Loss Carryforward" (as defined below).

        The "Hurdle Amount" is the amount that an Investor would have earned for the fiscal year if it had received an annualized rate of return equal to the applicable Hurdle Rate on its opening capital account balance. The Hurdle Rate is 6.00% per annum, computed on the basis of a 360-day year. The Hurdle Rate is not cumulative from year to year.

        Under the loss carryforward provision, no Incentive Allocation is made with respect to a particular Investor for a fiscal year until any net loss previously allocated to the Capital Account of such Investor has been offset by subsequent net profits (the "Loss Carryforward"). If an Investor's Capital Account is reduced (as a result of a Fund repurchase of an Investor's Interest), the Investor's Loss Carryforward, if any, will be reduced on a pro rata basis. As of March 31, 2005, an incentive allocation of $21,225 was realized.

7.      ADMINISTRATION AND SUB-ADMINISTRATION AGREEMENTS

        The Fund has entered into an Administration Agreement with the Distributor to perform certain administrative services. These administrative services include, among other things, maintaining the Fund's books and records and handling Investors' capital transactions. The Distributor has contracted with SEI Investments Global Fund Services as Sub-Administrator to perform these services at no additional cost to the Fund.

        Per the Administration Agreement, the Fund pays the Distributor a monthly Administration Fee computed at the annual rate of 0.25% of the net assets of the Fund before reduction for any purchases of Interests or the Incentive Allocation as of the last day of the month.

8.      INVESTOR SERVICING AGREEMENT

        The Fund may pay the Distributor and/or Selling Agents a monthly Investor Servicing Fee calculated at the annual rate of 0.25% of the net assets of the Fund as of the last day of each month to compensate securities dealers and other financial intermediaries for account maintenance services under the Investor Service Plan and Investor Service Agreement. Pursuant to the Investor Service Plan, intermediaries will handle investor inquiries regarding investments in the Fund, capital account balances and report and

BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


8.      INVESTOR SERVICING AGREEMENT (CONTINUED)

        prepare tax information, assist in the maintenance of Fund records containing Investor information, and provide other such information and services as the Distributor or Adviser may reasonably request.

9.      RELATED PARTY TRANSACTIONS

        During the year ended March 31, 2005, the Adviser remitted $63,505 to the Fund related to a delayed investment in a Portfolio Fund. The payment was made to return the Fund to the position in which it would have been had the investment been made timely. The amount has been recorded as net realized gain on timing of investments in the Statement of Operations.

        Effective October 1, 2004, the Board of Managers appointed a Chief Compliance Officer ("CCO") to the Fund in accordance with the federal securities regulation. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the CCO. At March 31, 2005, $2,598 was expensed to Miscellaneous expense on the Statement of Operations, which will be billed back to the Adviser in April, 2005. Effective April 1, 2005, the CCO expense will be paid by the Adviser.

10. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK, CONCENTRATION OF CREDIT RISK, AND OTHER RISKS

        In the normal course of business, the Portfolio Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, and equity swaps. To the extent that the Fund's investment activity is limited to making investments in investment funds via limited partnership interests or limited liability company holdings, the Fund's risk of loss in these investment funds is generally limited to the value of these investments reported by the Fund. To date, the Fund has only invested in such limited partnership and limited liability company interests.

        Because the Fund is a closed-end investment company, its Interests will not be redeemable at the option of Investors and will not be exchangeable for interests of any other fund. Although the Board in its discretion may cause the Fund to offer from time to time to repurchase Interests at their members' capital account value, the Interests are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end investment companies. With respect to any tender offer for Interests by the Fund, the aggregate repurchase amount will be determined by the Board in its discretion and such repurchase amount may represent only a small portion of the Fund's outstanding Interests. Because the Fund's investments in Portfolio Funds themselves have limited liquidity, the Fund may not be able to fund significant repurchases. Investors whose Interests are accepted for repurchase also bear the risk that the Fund's members' capital may fluctuate significantly between the time that they submit their request for repurchase and the date of the repurchase. There are a number of other risks to the Fund. Three principal types of risk that can adversely affect the Fund's investment approach are market risk, strategy risk, and manager risk. The Fund is also subject to multiple manager risks, possible limitations in investment opportunities, allocation risks, illiquidity, lack of diversification, and other risks for the Fund and potentially for each Portfolio Fund.

BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


11.     CONTINGENCIES AND COMMITMENTS

        In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. As of April 1, 2005, the Fund made an investment in Julius Baer Diversified Fixed Income Hedge Fund for $500,000. Such amount is reflected as Investments in Portfolio Funds paid in advance in the statement of assets, liabilities and investors' capital.

12.     LITIGATION EVENT

        The events described below have not directly impacted the Fund or had any material adverse effect on its financial position or results of operations.

        On September 3, 2003,  the Office of the Attorney  General for the State
        of New York ("NYAG") simultaneously filed and settled a complaint against an unaffiliated hedge fund and its managers in connection with an investigation into improper mutual fund trading practices with certain families of mutual funds, including the Nations Funds family ("Funds"), for which the Distributor serves as distributor. The Distributor is also the distributor of the Fund and an affiliate of the Adviser. Specifically, the NYAG alleged that the hedge fund and its managers engaged in activities that it characterized as "market timing" and also "late trading."

        On March 15, 2004, Bank of America Corporation reached agreements in principle with the NYAG and the Securities and Exchange Commission (the "SEC") over matters related to late trading and market timing of mutual funds. To settle these matters, on February 9, 2005, the Distributor, BACAP and their affiliate Banc of America Securities, LLC, entered into an Assurance of Discontinuance with the NYAG and consented to the entry of a cease-and-desist order by the SEC. These settlements contain substantially the same terms and conditions outlined in the agreements in principle.

        Since September 5, 2003, a number of lawsuits have been filed in connection with these circumstances. The Distributor, BACAP and a number of their affiliates have been named as defendants in some of these lawsuits in connection with their relationships with the Nations Funds. More than 200 cases have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland.

        On April 1, 2004, Bank of America Corporation acquired Fleet Boston Financial Corporation ("Fleet"). As a result of this acquisition,
        Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributor, Inc. ("CFDI") are now indirect wholly-owned subsidiaries of Bank of America Corporation. The SEC and NYAG filed proceedings against both CMA and CFDI on February 24, 2004 alleging that they had violated certain provisions of the federal securities law in connection with trading activity in mutual funds shares and violated certain New York anti-fraud statutes. In March 2004, Fleet reached agreements in principle with the NYAG and the SEC relating to these matters. To settle these matters, on February 9, 2005, CMA and CFDI entered into an Assurance of Discontinuance with the NYAG and consented to the entry of a cease-and-desist order by the SEC, each of which contains substantially the same terms and conditions outlined in the agreements in principle.

BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


12.     LITIGATION EVENT (CONTINUED)

        The settlements with the SEC are available on the SEC's website at http://www.sec.gov. The settlements with the NYAG are available as part of the Bank of America Corporation Form 8-K filing of February 10, 2005.

13.     SUBSEQUENT EVENTS

        Effective   April  1,  2005,  the  Fund  received   additional   capital
        contributions of $888,375.










        The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Form N-Q is available on the Commission's website at HTTP://WWW.SEC.GOV, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

        A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling (888) 786-9977; and (ii) on the Commission's website at HTTP://WWW.SEC.GOV.

BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC
FUND GOVERNANCE (UNAUDITED)
--------------------------------------------------------------------------------


The  identity  of the  Managers  and  executive  officers  of BACAP  Alternative
Multi-Strategy Fund, LLC and brief biographical information regarding each Manager and officer during the past five years is set forth below.


                                                                                            NUMBER OF
                                                                                            FUNDS IN
                                             TERM OF                                          FUND
                          POSITION         OFFICE AND                                       COMPLEX
                          HELD WITH         LENGTH OF     PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY   OTHER DIRECTORSHIPS HELD BY
NAME, ADDRESS AND AGE     THE FUND         TIME SERVED         THE PAST FIVE YEARS           MANAGER              MANAGER

------------------------------------------------------------------------------------------------------------------------------------
                                                              INDEPENDENT MANAGERS
------------------------------------------------------------------------------------------------------------------------------------

Thomas W. Brock            Manager      Indefinite       Adjunct Professor, Columbia             3       Blythedale Children's
c/o BACAP Alternative                   term; Manager    University Graduate School                      Hospital; WestHab; BACAP
Multi-Strategy Fund, LLC                since 2003       of Business since September                     Opportunity Strategy Fund,
40 West 57th Street                                      1998; Chairman, CEO, Salomon                    LLC; Columbia Management
New York, NY  10019                                      Brothers Asset Management,                      Multi-Strategy Hedge Fund,
Age:  57                                                 Inc. from 1993 to 1998                          LLC


Alan Brott                 Manager      Indefinite       Consultant, since October 1991;         3       BACAP  Opportunity Strategy
c/o BACAP Alternative                   term; Manager    Associate Professor, Columbia                   Fund, LLC; Columbia
Multi-Strategy Fund, LLC                since 2003       University Graduate School of                   Management Multi-Strategy
40 West 57th Street                                      Business, since 2000; Adjunct                   Hedge Fund, LLC
New York, NY  10019                                      Professor, Columbia University
Age:  62                                                 Graduate School of Business from
                                                         1992 to 2000; Adjunct Professor,
                                                         New York University, 1999
                                                         to present

Thomas G. Yellin           Manager      Indefinite       President, PJ Productions since         3       BACAP Opportunity Strategy
c/o BACAP Alternative                   term; Manager    2003; Executive Producer, ABC                   Fund, LLC; Columbia
Multi-Strategy Fund, LLC                since 2003       News from 1989 to 2002                          Management Multi-Strategy
40 West 57th Street                                                                                      Hedge Fund, LLC
New York, NY  10019
Age:  52

                                                                      17


BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC
FUND GOVERNANCE (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------







                                                           TERM OF OFFICE AND
NAME, ADDRESS AND AGE     POSITION HELD WITH THE FUND    LENGTH OF TIME SERVED  PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS

------------------------------------------------------------------------------------------------------------------------------------
                                                              OFFICERS
------------------------------------------------------------------------------------------------------------------------------------

Mary Joan Hoene            Senior Vice President         Indefinite term;       Senior Vice President and Chief Compliance
100 Federal Street         and Chief Compliance          Officer since 2004     Officer of the Columbia Funds, the Galaxy
Boston, Massachusetts      Officer                                              Fund, Nations Funds and of the Liberty
Age: 55                                                                         All-Star Funds since August 2004 and the
                                                                                BACAP Registered Hedge Funds and Columbia
                                                                                Management Multi-Strategy Hedge Fund since
                                                                                October 2004 (formerly Partner, Carter,
                                                                                Ledyard & Milburn LLP from January 2001 to
                                                                                August 2004; Counsel, Carter, Ledyard &
                                                                                Milburn LLP from November 1999 to December
                                                                                2000; Vice President and Counsel, Equitable
                                                                                Life Assurance Society of the United States
                                                                                from April 1998 to November 1999).

Lawrence R. Morgenthal     President                     1 year term;           Managing Director, Banc of America Capital
40 West 57th Street                                      President since 2003   Management, LLC since 2002; Executive Vice
New York, NY 10019                                                              President, Banc of America Investment
Age:  37                                                                        Advisors, Inc. since 2005; Senior Managing
                                                                                Director, Weiss, Peck & Greer (an investment
                                                                                firm) from 1998 to 2002.


Eric Pisauro               Treasurer                     1 year term;           Director, Fund Administration and
40 West 57th Street                                      Treasurer since 2004   Operations, Alternative Investment Group,
New York, NY 10019                                                              Bank of America since August 2004;
Age:  36                                                                        Accounting Director of Alternative
                                                                                Investments, PFPC Inc., September 2001 to
                                                                                July 2004; Vice President and Controller of
                                                                                Quantitative Financial Strategies, Inc. (a
                                                                                currency hedge fund manager), May 1993 to
                                                                                September 2001.


Patti Stoll                Vice-President                1 year term;           Managing Director, Product Development and
100 Federal Street                                       Vice-President since   Marketing, Alternative Investment Group,
Boston, MA 02110                                         2004                   Bank of America Corporation, since April
Age:  49                                                                        2004; Managing Director, Alternative
                                                                                Investments Group, FleetBoston Financial,
                                                                                1999 to 2004.


David Rozenson             Secretary                     1 year term;           Associate General Counsel, Bank of America
One Financial Center                                     Secretary since 2004   Corporation, since April 2004; Senior
Boston, MA 02111                                                                Counsel, FleetBoston Financial, 1996 to
Age:  50                                                                        2004; Associate General Counsel, Columbia
                                                                                Management Group, from November, 2002 to
                                                                                April, 2004; Secretary of the Liberty
                                                                                All-Star Funds, since December, 2003.


The Statement of Additional Information contains additional information about the Board of Managers and is available, without charge, upon request, by contacting the Fund toll-free at (888) 786-9977, collect calls accepted.

BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC
INVESTMENT CONTRACT RENEWAL DISCLOSURE (UNAUDITED)
--------------------------------------------------------------------------------


APPROVAL OF CONTINUATION OF CURRENT INVESTMENT ADVISORY AGREEMENT WITH BANC OF AMERICA CAPITAL MANAGEMENT, LLC.

At a meeting held on March 28, 2005, the Fund's Board of Managers, which consists only of independent Managers, approved the continuance of the Fund's current investment advisory agreement with Banc of America Capital Management, LLC ("BACAP"). In connection with its deliberations at this meeting, the Board considered information and factors that it believed were relevant to the interests of the Fund's investors, and consulted with independent legal counsel to the independent Managers and with counsel to the Fund.

NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED. The Board considered the nature, quality and extent of the advisory services provided by BACAP under the current investment advisory agreement. It considered the investment approach BACAP employed, BACAP's research capabilities, the nature of BACAP's experience and resources, the experience of relevant BACAP personnel, and BACAP's resources, practices and procedures designed to address regulatory compliance matters.

INVESTMENT PERFORMANCE. The Board reviewed the Fund's investment performance and the performance of other investment companies with similar investment styles to the Fund. In addition, the Board reviewed information compiled by BACAP and a third party intended to indicate average performance over various periods by the universe of fund of hedge fund products and information with respect to the Fund's performance under different market conditions and during different phases of market cycles, the volatility of the Fund's returns, and other factors that BACAP identified as contributing to performance.

EXPENSE  INFORMATION,  PROFITABILITY  AND  ECONOMIES  OF SCALE.  The Board  gave substantial consideration to the fees payable under the Fund's current investment advisory agreement. The Board reviewed the actual dollar amount of fees paid to BACAP under the current investment advisory agreement and BACAP's expenses in providing its services and, in this context, considered the fact that BACAP or its affiliates provide other services to the Fund and its investors and receive payment for these services. The Board also considered so-called "fallout benefits" to BACAP, such as any incremental increase to its reputation derived from serving as investment adviser to the Fund. In addition, the Board reviewed a comparison of the fees payable under the Fund's current investment advisory agreement (which does not provide for fee breakpoints) to fees paid under advisory agreements to other investment advisers serving other investment companies with similar investment programs to the Fund, which assisted the Board in evaluating the reasonableness of the fees paid to BACAP. The Board also considered information regarding the fees paid by certain similar registered and private funds managed by BACAP, and discussed with BACAP why BACAP believed that any differences in fees charged were appropriate.

The Board considered the Fund's expense ratio and the expense ratios of other investment companies with similar investment styles. In addition, the Board considered the effective fees under the current investment advisory agreement as a percentage of assets at different Fund asset levels, and possible economies of scale with respect to the management of the Fund. In this regard, the Board considered the Fund's current and reasonably foreseeable asset levels and information related to BACAP's estimated costs, and took into account the arrangement currently in place under which BACAP absorbs certain expenses of the Fund to cap the Fund's expense ratio.

BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC
INVESTMENT CONTRACT RENEWAL DISCLOSURE (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------


OTHER CONSIDERATIONS. The Board also considered the terms of the current investment advisory agreement, including the standard of care applicable to BACAP, and the structure of, and the method used to determine, the compensation of BACAP's portfolio managers.

CONCLUSIONS. Based on these considerations and following deliberation, the Board reached the following conclusions and determined to approve the continuation of the Fund's current investment advisory agreement:

     o BACAP has sufficient resources to fulfill its duties under the current investment advisory agreement.

     o    The  scope  and  quality  of  services   provided  under  the  current
          investment   advisory   agreement  is   consistent   with  the  Fund's
          operational requirements.

     o The advisory fees paid to BACAP under the current investment advisory agreement are reasonable in light of the services that BACAP provides, its costs and reasonably foreseeable Fund asset levels.

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT WITH BANC OF AMERICA INVESTMENT ADVISORS, INC.

At its March 28, 2005 meeting, the Board also considered management's recommendation that, due to organizational realignments of entities supporting Bank of America's investment management business, Banc of America Investment Advisors, Inc. ("BAIA"), an affiliate of BACAP, replace BACAP as investment adviser for the Fund. The Board approved a new investment advisory agreement with BAIA, subject to shareholder approval, which, when approved by the Fund's shareholders, would replace the Fund's current investment advisory agreement with BACAP. The Board considered information and factors that it believed were relevant to the interests of the Fund's investors, and during its deliberations consulted with independent legal counsel to the independent Managers and with Fund counsel.

The Board reviewed various materials relating to BAIA, including information about BAIA's personnel, organizational structure, operations and financial condition. The Board gave particular consideration to matters relating to BAIA's organizational capabilities, including the facts that substantially all of the key personnel of BACAP who provide services to the Fund are also, or will become, employees of BAIA and will continue to provide services to the Fund if the new investment advisory agreement is approved by shareholders and that the investment approach currently employed by BACAP is the approach intended to be employed by BAIA. In addition, the Board considered BAIA's research capabilities, the nature of BAIA's experience and resources, including the experience of relevant personnel (including those presently employed by BACAP) and the availability of these resources following the expected reorganization of certain BACAP personnel and resources to BAIA, and BAIA's resources, practices and procedures designed to address regulatory compliance matters.

The Board noted that the terms of the new investment advisory agreement were substantially the same as the terms of the Fund's current investment advisory agreement with BACAP, and that the fees payable under the new investment advisory agreement were identical to those payable under the current investment advisory agreement. Keeping in mind the similarities of and the differences between BACAP and BAIA described above, the Board considered information and factors generally comparable to those described above in the context of the Fund's current investment advisory agreement with BACAP. The information and factors related to the nature, extent and quality of the services to be provided by BAIA,

BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC
INVESTMENT CONTRACT RENEWAL DISCLOSURE (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------


investment performance, expense information, profitability and economies of scale and other considerations. Information about the Fund's investment performance under its current investment advisory agreement with BACAP was relevant to the Board's evaluation of the new investment advisory agreement because the personnel that manage the Fund's portfolio as employees of BACAP would continue to manage the Fund's portfolio as employees of BAIA.

Based on these considerations and following deliberation, the Board concluded that BAIA would have sufficient resources to fulfill its duties under the new investment advisory agreement, that the scope and quality of services to be provided under the new investment advisory agreement is consistent with the Fund's operational requirements, and that the advisory fees to be paid to BAIA under the new investment advisory agreement are reasonable in light of the services that BAIA is expected to provide, its anticipated costs and reasonably foreseeable Fund asset levels. In addition, the Board concluded that the fact that BAIA would have personnel familiar with the Fund and would employ an investment approach the same as that employed by BACAP meant that a transition to BAIA as the Fund's investment adviser should not be disruptive to the Fund.

ITEM 2.  CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that Alan Brott is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for the fiscal years ended March 31, 2004 and March 31, 2005 for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $53,500 and $52,000, respectively.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in the fiscal years ended March 31, 2004 and March 31, 2005 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 and $4,500, respectively. Audit-related fees include certain agreed-upon procedures performed for semi-annual shareholder reports and technical research on accounting and disclosure matters.

          During the fiscal years ended March 31, 2004 and March 31, 2005, there were no Audit-Related Fees billed by the Fund's principal accountant to the Fund's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund for an engagement that related directly to the operations and financial reporting of the Fund.

TAX FEES

     (c) The aggregate fees billed in the fiscal years ended March 31, 2004 and March 31, 2005 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 and $0, respectively. During the fiscal years ended March 31, 2004 and March 31, 2005, there were no Tax Fees billed by the Fund's principal accountant to the Fund's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund for an engagement that related directly to the operations and financial reporting of the Fund.

ALL OTHER FEES

     (d) The aggregate fees billed in the fiscal years ended March 31, 2004 and March 31, 2005 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
          (c) of this Item are $0 and $0, respectively. During the fiscal years ended March 31, 2004 and March 31, 2005, there were no All Other Fees billed by the Fund's principal accountant to the Fund's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund for an engagement that relates directly to the operations and financial reporting of the Fund.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

                            POLICY FOR ENGAGEMENT OF
                             INDEPENDENT ACCOUNTANTS
                        FOR AUDIT AND NON-AUDIT SERVICES



                                   MARCH 2005


I.        Objective

This Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (the "Policy") sets forth the understanding of the Audit Committee of the Board of Managers of BAMS, the Board of Managers of BOS and the Board of Directors of CMHF regarding the engagement of each Fund's(1) independent accountants to provide:

     A. Audit and permissible audit-related, tax and other services to the Fund;

     B.   Non-audit services to the Fund's Investment Adviser (as defined in
          Section V.E. below), and any Control Affiliates (as defined in Section V.E. below) of such Investment Adviser, that relate directly to the Fund's operations and financial reporting; and

     C. Certain other audit and non-audit services to the Fund's Investment Adviser and its Control Affiliates.


The purpose of this policy is to ensure each Fund's accountants' independence and objectivity with respect to their audit services to the Fund.

II.       Background

Under the Sarbanes-Oxley Act of 2002 (the "Act") and related rules that the Securities and Exchange Commission ("SEC") has issued, and in accordance with each Fund's Audit Committee Charter, the Audit Committee is responsible for the appointment, compensation and oversight of the work of each Fund's independent accountants. The Audit Committee must pre-approve all audit and non-audit services that each Fund's independent accountants provide to the Fund, as well as all non-audit services that they provide to the Fund's Investment Adviser or any Control Affiliate of the Investment Adviser that relate directly to the Fund's operations and financial reporting, before the engagement commences. There are a number of services that independent accountants are not permitted to perform, even with audit committee pre-approval. These services are listed in
Exhibit I.




--------------------
1 "Fund" means BAMS, BOS, and CMHF. All of them together may be referred to as the "Funds."

The SEC's rules provide guidance on audit committee pre-approvals of services provided by an accounting firm and require the audit committee to pre-approve services by either:

     A. Establishing pre-approval policies and procedures under which the engagement with the independent accountants is permitted ("general pre-approval"). The policies and procedures must be detailed as to the particular service for which the independent accountants may be engaged, must not include delegation of the audit committee's responsibilities under the Securities Act of 1934, as amended, to management, and the audit committee must be informed of each service provided based on general pre-approval, or

     B. Expressly approving the engagement of the independent accountants before the accountants are engaged ("specific pre-approval").


This Policy incorporates both specific pre-approval and general pre-approval. The Audit Committee believes that this combination results in an effective and efficient procedure for pre-approving services performed by the independent accountants. Under this Policy, unless a type of service receives general pre-approval, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Exhibit II to this Policy describes the Audit, Audit-related, Tax and All Other Services that each Fund's independent accountants may perform for the Fund (collectively, "Fund Services") that the Audit Committee has approved by general pre-approval.

III.      Delegation

As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to any designated member or members of the Audit Committee who are independent directors. The member or members to whom this authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee is not permitted to delegate responsibilities with respect to the pre-approval of services performed by the independent accountants to management.

IV.       General Procedures

The independent accountants must not commence any engagement for a service covered by this Policy that has not been pre-approved by either general pre-approval or specific pre-approval.

          1.   General Pre-Approval

On an annual basis, at a regularly scheduled Audit Committee meeting, each Fund's Treasurer or his or her designee must submit to the Audit Committee schedules of the types of Fund Services and Fund-related Adviser Services (as defined in Section V.E. below) that are proposed for general pre-approval.

These schedules, substantially in the form of Exhibits II (for Fund Services) and III (for Fund-related Advisor Services), must provide a description of each type of service that is proposed for general pre-approval and, where possible, estimated fee caps for each instance of providing each service. The services and related fees (where provided) should generally cover a one-year period (for example, from April 1 through March 31 of the following year). The Audit Committee must review the types of services and projected fees included in the schedules and may modify the schedules (including by adding or subtracting services). If the Audit Committee approves the schedules, this approval indicates that the specific types of services on the schedules, at the fee levels projected, are pre-approved by general pre-approval. Approved schedules must be attached to this policy; current approved schedules are attached to this Policy as Exhibits II and III. The Fund's Treasurer or his or her designee must update the fee amounts listed in Exhibits II and III to the extent necessary at each of the regularly scheduled meetings of the Audit Committee. The Audit Committee may revise Exhibits II and III from time to time, but subsequent revisions do not affect the pre-approved status of engagements already commenced that were pre-approved at the time of commencement.

          2.   Specific Pre-Approval

If a Fund, its Investment Adviser or a Control Affiliate wishes to engage a Fund's independent accountants to perform a service not included in Exhibits II or III:

     B. Management must prepare a brief written request detailing the proposed engagement, with an explanation as to why the service is proposed to be performed by the independent accountants (E.G., particular expertise, timing, etc.).

     C. Management must deliver the request to the Audit Committee and deliver a copy of the request to the Fund's Treasurer.

     D. The Fund's Treasurer or his or her designee must arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting, at which the Audit Committee will discuss the proposed engagement and approve or deny the request.

     E. If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting of the Audit Committee, the Chairperson of the Audit Committee may, in his or her discretion, either approve or deny the request on behalf of the Audit Committee or call a special meeting of the Audit Committee to consider the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request or calling a special meeting of the Audit Committee. The Fund's Treasurer or his or her designee is responsible for discussing the project with the Chairperson (or alternate, if necessary).


V.        Additional Procedures

          1.   Audit Services to the Fund

Audit services include the annual financial statement audit, other procedures that the independent accountants must perform to form an opinion on the Fund's financial statements and other services customarily required by the Fund in the ordinary course of operations.

The Audit Committee has pre-approved the Audit services of the type described in
Exhibit II. All other permissible Audit services not listed in Exhibit II must be specifically pre-approved by the Audit Committee (see Section IV.B above).

The Audit Committee will monitor the Audit services engagement throughout the year and will also approve, if necessary, any changes in terms and conditions resulting from changes in audit scope, Fund structure or other items (see
Section IV.B. above).

          2.   Audit-related Services to the Fund

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent accountants. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the accountants and is consistent with the SEC's rules on accountants' independence.

The Audit Committee has pre-approved the Audit-related services of the type described in Exhibit II. All other permissible Audit-related services not listed in Exhibit II must be specifically pre-approved by the Audit Committee (see
Section IV.B. above).

          3.   Tax Services to the Fund

The Audit Committee believes that the independent accountants can provide Tax services such as tax compliance, tax planning and tax advice to the Fund without impairing the accountants' independence. The SEC's rules on accountant independence permit independent accountants to provide such tax services if pre-approved by the Audit Committee.

The Audit Committee has pre-approved the Tax services of the type described in
Exhibit II. All other permissible Tax services not listed in Exhibit II must be specifically pre-approved by the Audit Committee (see Section IV.B. above).

          4.   All Other Services to the Fund

The Audit Committee believes, based on the SEC's rules prohibiting the independent accountants from providing specific non-audit services (as listed in Exhibit I), that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other Services that it believes are routine and recurring services, would not impair the independence of the accountants and are consistent with the SEC's rules on accountant independence.

The Audit Committee has pre-approved the All Other Services of the type described in Exhibit II. Permissible All Other Services not listed in Exhibit II must be specifically pre-approved by the Audit Committee (see Section IV.B. above).

          5.   Fund-related Services Provided to Adviser Entities

The engagement of the independent accountants to provide non-audit services to a Fund's investment adviser, or any Control Affiliates, that relate directly to the Fund's operations and financial reporting (referred to as "Fund-related Adviser Services") must be approved by the Fund's Audit Committee before the commencement of any such engagement. For purposes of this Policy, the term "Control Affiliate" means any entity controlling, controlled by, or under common control with the Investment Adviser that provides ongoing services to the Fund, and the term "Investment Adviser" means the Fund's investment adviser, excluding any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser. Attached as Exhibit IV is a list of parties deemed to be either an Investment Adviser to a Fund or a Control Affiliate of any such Investment Adviser (collectively referred to herein as "Adviser Entities") for purposes of this Policy.

The Audit Committee has pre-approved the Fund-related Adviser Services listed of the type described in Exhibit III. Permissible other Fund-related Adviser Services not listed in Exhibit III must be specifically pre-approved by the Audit Committee (see Section IV.B. above).

          6.   Certain Other Services Provided to Adviser Entities

The Audit Committee recognizes that there are cases where services proposed to be provided by a Fund's independent accountants to Adviser Entities are not Fund-related Adviser Services within the meaning of this Policy, but nonetheless may be relevant to the Audit Committee's ongoing evaluation of the accountants' independence and objectivity with respect to audit services provided to a Fund. As a result, in all cases where an Adviser Entity engages the independent accountants to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee, and the projected fees for any such engagement (or the aggregate of all such engagements during the period covered by this Policy) exceeds $250,000, the independent accountants or the relevant Fund's Treasurer or his or her designee must notify the Audit Committee not later than its next meeting. This notification must include a general description of the services provided, the entity that is to be the recipient of the services, the timing of the engagement, the entity's reasons for selecting the independent accountants, and the projected fees. This information will allow the Audit Committee to consider whether non-audit services provided to the Adviser Entities, which were not subject to Audit Committee pre-approval, are compatible with maintaining the accountants' independence with respect to the Fund.

          7.   De Minimis Exception

Pre-approval of services other than audit, review or attest services provided to the Fund, the Adviser or Control Affiliates is not required, however, if the "de minimis" requirements set forth in the SEC's rules are met. The Fund's Treasurer or his or her designee is responsible for compliance with the notification and other requirements set forth in the SEC's rules relating to the de minimis exception.

VI.       Scope of Procedures

This Policy applies to both direct and indirect engagements of a Fund's independent accountants. Indirect engagements are situations where the independent accountants are engaged by a service provider to a Fund or Adviser Entity at an Adviser Entity's explicit direction or recommendation

(E.G., the engagement of the independent accountants by counsel to an Adviser Entity to provide services relating to a Fund or Adviser Entity.)

VII.      Reporting to the Audit Committee

Each Fund's Treasurer or his or her designee must report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including:

     A.   A general description of the services, and

     B.   Actual billed and projected fees, and

     C. The means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.


In addition, each Fund's Treasurer or his or her designee must make sure that the independent accountants report to the Audit Committee annually, and no more than 90 days before the filing of audit reports with the SEC, all non-audit services provided to entities in each Fund's "investment company complex" (as defined by SEC rules) that did not require pre-approval by the Audit Committee.

VIII.     Internal Controls

The Audit Committee expects each Fund's independent accountants to implement and maintain effective internal controls to:

     A.   Monitor the independent accountants' independence;

     B. Prevent the independent accountants from providing any impermissible non-audit services to the Fund;

     C. Prevent the independent accountants from providing any Fund Services or Fund-related Adviser Services without first obtaining assurances that any pre-approval required by this Policy has been obtained; and

     D. Annually disclose to the Audit Committee all relationships of which the independent accountants are aware that may be reasonably thought to bear on the accountants' independence in compliance with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, the independent accountants shall tabulate, calculate and disclose their fees annually for the above relationships.


The Audit Committee also expects each Fund's Treasurer or his or her designee to develop, implement and maintain effective internal controls with respect to the second and third items in the list above and to tabulate and calculate the fees paid to the independent accountants that are required to be disclosed in Fund disclosure documents and reports (E.G., Form N-CSR and certain proxy statements).

IX.      Amendments; Annual Approval by Audit Committee

The Audit Committee may amend this Policy from time to time. Prompt notice of any amendments will be provided to the independent accountants and each Fund's Treasurer. The Audit Committee must review and approve this Policy at least annually. Each approval of this Policy shall be deemed to constitute a new prospective approval of those services of the type described in Exhibits II and III as of the date of such approval.

                                                                       EXHIBIT I

The Securities and Exchange Commission's principles of independence are based on three basic principles, violations of which would impair the accountants' independence:

     A.   The accountants cannot function in the role of management

     B.   The accountants cannot audit their own work

     C.   The accountants cannot serve in an advocacy role for the client



Under Section 201 of the Sarbanes-Oxley Act of 2002, independent accountants are prohibited from providing specific non-audit services to audit clients contemporaneously with the audit:

     D. Bookkeeping or other services related to the accounting records or financial statements of the audit client

     E.   Financial information systems design and implementation

     F. Appraisal or valuation services, fairness opinions or contribution-in-kind reports

     G.   Actuarial services

     H.   Internal audit outsourcing services

     I.   Management functions or human resources

     J.   Broker or dealer, investment adviser or investment banking services

     K.   Legal services and expert services unrelated to the audit

     L. Any other services that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

(e) (2) 100% of the services to the Funds requiring pre-approval were approved by the audit committee.

(f)  Not applicable.

(g) During the years ended March 31, 2004 and March 31, 2005, aggregate non-audit fees of approximately $14.7 million and $24.9 million, respectively were billed by the Fund's principal accountant to the Fund's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund.

(h) The Fund's audit committee considered whether the provision of non-audit services rendered to the Fund's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund that were not pre-approved is compatible with maintaining the principal accountant's independence.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6.  SCHEDULE OF INVESTMENTS

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

COLUMBIA MANAGEMENT ADVISORS, INC. ("CMA")

POLICY AND PROCEDURE MANUAL

C.  ADMINISTRATION

C.02 PROXY VOTING


[ARROW]   RESPONSIBILITY:

-------------------------------------   ----------------------------------------
PRIMARY RESPONSIBILITY                  CMA Senior Management

-------------------------------------   ----------------------------------------
SECONDARY RESPONSIBILITY                Head of Equity

-------------------------------------   ----------------------------------------
OVERSIGHT RESPONSIBILITY                Compliance Risk Management and CMG Legal
                                        Departments

-------------------------------------   ----------------------------------------
BUSINESS AREA                           Equity Department

-------------------------------------   ----------------------------------------
ISSUE DATE                              07/01/03

-------------------------------------   ----------------------------------------
REVISION DATE                           7/15/03, 02/11/04, 10/04/04, 02/08/05

-------------------------------------   ----------------------------------------


[ARROW}   POLICY:

ALL PROXIES(2) REGARDING CLIENT SECURITIES FOR WHICH COLUMBIA MANAGEMENT ADVISORS, INC. ("CMA") HAS ASSUMED AUTHORITY TO VOTE SHALL, UNLESS CMA DETERMINES IN ACCORDANCE WITH POLICIES STATED BELOW TO ABSTAIN FROM VOTING, BE VOTED IN A MANNER CONSIDERED BY CMA TO BE IN THE BEST INTEREST OF CMA'S CLIENTS, INCLUDING THE CMG FAMILY FUNDS(3) AND THEIR SHAREHOLDERS, WITHOUT REGARD TO ANY RESULTING BENEFIT OR DETRIMENT TO CMA OR ITS AFFILIATES. THE BEST INTEREST OF CLIENTS IS DEFINED FOR THIS PURPOSE AS THE INTEREST OF ENHANCING OR PROTECTING THE ECONOMIC VALUE OF CLIENT ACCOUNTS, CONSIDERED AS A GROUP RATHER THAN INDIVIDUALLY, AS CMA DETERMINES IN ITS SOLE AND ABSOLUTE DISCRETION. IN THE EVENT A CLIENT BELIEVES THAT ITS OTHER INTERESTS REQUIRE A DIFFERENT VOTE, CMA SHALL VOTE AS THE CLIENT CLEARLY INSTRUCTS, PROVIDED CMA RECEIVES SUCH INSTRUCTIONS IN TIME TO ACT ACCORDINGLY.


CMA ENDEAVORS TO VOTE, IN ACCORDANCE WITH THIS POLICY, ALL PROXIES OF WHICH IT BECOMES AWARE, SUBJECT TO THE FOLLOWING EXCEPTIONS (UNLESS OTHERWISE AGREED) WHEN CMA EXPECTS TO ROUTINELY ABSTAIN FROM VOTING:

1. PROXIES WILL USUALLY NOT BE VOTED IN CASES WHERE THE SECURITY HAS BEEN LOANED FROM THE CLIENT'S ACCOUNT.

2. PROXIES WILL USUALLY NOT BE VOTED IN CASES WHERE CMA DEEMS THE COSTS TO THE CLIENT AND/OR THE ADMINISTRATIVE INCONVENIENCE OF VOTING THE SECURITY (E.G., SOME FOREIGN SECURITIES) OUTWEIGH THE BENEFIT OF DOING SO.

CMA SEEKS TO AVOID THE OCCURRENCE OF ACTUAL OR APPARENT MATERIAL CONFLICTS OF INTEREST IN THE PROXY VOTING PROCESS BY VOTING IN ACCORDANCE WITH PREDETERMINED VOTING GUIDELINES, AS STATED BELOW. FOR THOSE PROXY PROPOSALS THAT REQUIRE SPECIAL CONSIDERATION OR IN INSTANCES WHERE SPECIAL CIRCUMSTANCES MAY REQUIRE VARYING FROM THE PREDETERMINED GUIDELINES, THE CMG PROXY COMMITTEE WILL DETERMINE THE BEST INTEREST OF CMA'S CLIENTS AND VOTE ACCORDINGLY, WITHOUT CONSIDERATION OF ANY RESULTING BENEFIT OR DETRIMENT TO CMA OR ITS AFFILIATES.


--------------------
2 The term "proxy" as used herein refers to consents, elections and authorizations solicited by any party with respect to securities of any sort.

3 A CMG Family Fund or a Fund is a registered investment company or series of a registered investment company managed or advised by Columbia Management Advisors, Inc.

[ARROW]   OVERVIEW:

CMA's policy is based upon its fiduciary obligation to act in its clients' best interest. Citing this obligation, the SEC has adopted rules pursuant to the Investment Advisers Act of 1940 and Investment Company Act of 1940 with respect to proxy voting.


[ARROW]   PROCEDURE:

I.   ACCOUNT POLICIES

Except as otherwise directed by the client, CMA shall vote as follows:

SEPARATELY MANAGED ACCOUNTS

CMA shall vote proxies on securities held in its separately managed accounts.

COLUMBIA TRUST COMPANY (CTC) TRUST POOLS

CMA shall vote proxies on securities held in the trust pools.

CMG FAMILY FUNDS/CMA FUND TRUST

CMA shall vote proxies on securities held in the Funds, including multi-managed and subadvised Funds.

COLUMBIA PRIVATE PORTFOLIO

CMA shall vote proxies on securities held in its separately managed accounts.

ALTERNATIVE INVESTMENT GROUP

       CMA's clients may invest in securities ("Alternative Investments")
          issued by alternative investment vehicles (i.e. hedge funds, private equity funds, and other alternative investment pools) that are structured as private limited partnerships ("LPs"), limited liability companies ("LLCs") or offshore corporations. Generally, CMA's Alternative Investment Group ("AIG") is the platform through which CMA provides advisory services relating to
                            Alternative Investments.

 The voting rights of Alternative Investments generally are rights of contract set forth in the limited liability company or limited partnership agreement, in the case of LLCs and LPs, or Memorandum and Articles of Association or By-laws, in the case of offshore corporations. Also, as privately placed securities,
   Alternative Investments generally are not subject to the regulatory scheme applicable to public companies. Consequently, in most cases, proxies are not solicited regarding Alternative Investment vehicles. Instead, consents may be solicited from members, limited partners or shareholders.

  Because of the unique characteristics of Alternative Investments, CMA has a tailored process for voting Alternative Investment proxies and consents.




                                     Process




   AIG will vote all Alternative Investment proxies and consents in accordance with this Policy. The committee voting AIG proxies consists of AIG senior management, investment and operations professionals. Conflicts of interest are to be monitored and resolved as set forth in this Policy.


II. PROXY COMMITTEE

CMA shall establish a Proxy Committee whose standing members shall include the head of core equity, head of value, head of growth, head of income strategies, head of equity research and head of fixed income research. Each standing member may designate a senior portfolio manager or a senior analyst officer to act as a substitute in a given matter on their behalf.

The Proxy Committee's functions shall include, in part,

     (a) direction of the vote on proposals where there has been a recommendation to the Committee, pursuant to Section IV.B, not to vote according to the predetermined Voting Guidelines stated in Section IV.A or on proposals which require special, individual consideration in accordance with Section IV.C;

     (b) review at least annually of this Proxy Voting Policy and Procedure to ensure consistency with internal policies, client disclosures and regulatory requirements;

     (c) review at least annually of existing Voting Guidelines and need for development of additional Voting Guidelines to assist in the review of proxy proposals; and

     (d) development and modification of Voting Procedures, as stated in Section V, as it deems appropriate or necessary.


The Proxy Committee shall establish a charter, which shall set forth the Committee's purpose, membership and operation. The Committee's charter shall be consistent, in all material respects, with this policy and procedure.


III. CONFLICTS OF INTEREST

     1.   WITH OTHER BANK OF AMERICA BUSINESSES

BANK OF AMERICA CORPORATION ("BAC"), THE ULTIMATE CORPORATE PARENT OF CMA, BANK OF AMERICA, N.A. AND ALL OF THEIR NUMEROUS AFFILIATES OWNS, OPERATES AND HAS INTERESTS IN MANY LINES OF BUSINESS THAT MAY CREATE OR GIVE RISE TO THE APPEARANCE OF A CONFLICT OF INTEREST BETWEEN BAC OR ITS AFFILIATES AND THOSE OF FIRM-ADVISED CLIENTS. FOR EXAMPLE, THE COMMERCIAL AND INVESTMENT BANKING BUSINESS LINES MAY HAVE INTERESTS WITH RESPECT TO ISSUERS OF VOTING SECURITIES THAT COULD APPEAR TO OR EVEN ACTUALLY CONFLICT WITH CMA'S DUTY, IN THE PROXY VOTING PROCESS, TO ACT IN THE BEST ECONOMIC INTEREST OF ITS CLIENTS.


WITHIN CMA

Conflicts of interest may also arise from the business activities of CMA. For example, CMA might manage (or be seeking to manage) the assets of a benefit plan for an issuer. CMA may also be presented with an actual or apparent conflict of interest where proxies of securities issued by BAC or a CMG Family Fund, for which CMA serves as investment adviser, are to be voted for a client's account.


MANAGEMENT OF CONFLICTS

CMA'S POLICY IS TO ALWAYS VOTE PROXIES IN THE BEST INTEREST OF ITS CLIENTS, AS A WHOLE, WITHOUT REGARD TO ITS OWN SELF-INTEREST OR THAT OF ITS AFFILIATES. BAC AS WELL AS CMA HAS VARIOUS COMPLIANCE POLICIES AND PROCEDURES IN PLACE IN ORDER TO ADDRESS ANY MATERIAL CONFLICTS OF INTEREST THAT MIGHT ARISE IN THIS CONTEXT.


     1. BAC's enterprise-wide Code of Ethics specifically prohibits the flow of certain business-related information between associates on the commercial and/or investment banking side of the corporation and associates charged with trust or (as in the case of BACAP associates) non-trust fiduciary responsibilities, including investment decision-making and proxy voting.

     2. In addition, BAC has adopted "Global Policies and Procedures Regarding Information Walls and Inside Information." Pursuant to these policies and procedures, "information barriers" have been established between various BAC business lines designed to prohibit the passage of certain information across those barriers.


     3. Within CMA, CMA's Code of Ethics affirmatively requires that associates of CMA act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate's interests and those of CMA's Clients.

     4. By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee and any CMA or BAC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

          o To disclose to the chairperson of the Proxy Committee and the chairperson to the head of CMG Compliance any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer's or dissident's management or otherwise) in determining whether or how CMA shall vote proxies. In the event the chairperson of the Proxy Committee has a conflict of interest regarding a given matter, he or she shall abstain from participating in the Committee's determination of whether and/or how to vote in the matter; and

          o To refrain from taking into consideration, in the decision as to whether or how CMA shall vote proxies:

               o The existence of any current or prospective material business relationship between CMA, BAC or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand; and/or

               o Any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of CMA or BAC.

Where a material conflict of interest is determined to have arisen in the proxy voting process that may not be adequately mitigated by voting in accordance with the predetermined Voting Guidelines, CMA's policy is to invoke one or more of the following conflict management procedures:

     1. Convene the Proxy Committee for the purpose of voting the affected proxies in a manner that is free of the conflict.

     2. Causing the proxies to be voted in accordance with the recommendations of a qualified, independent third party, which may include CMA's proxy voting agent.

     3. In unusual cases, with the Client's consent and upon ample notice, forwarding the proxies to CMA's clients so that they may vote the proxies directly.


IV.  VOTING GUIDELINES

A.   THE PROXY COMMITTEE HAS ADOPTED THE FOLLOWING GUIDELINES FOR VOTING
     PROXIES:

1.   MATTERS RELATING TO THE BOARD OF DIRECTORS/CORPORATE GOVERNANCE

CMA generally will vote FOR:

     o Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management.

          However, CMA generally will WITHHOLD votes from pertinent director nominees if:

              (i) the board as proposed to be constituted would have more than one-third of its members from management;

              (ii) the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as "independent," i.e. having no material relationship, directly or indirectly, with the Company, as CMA's proxy voting agent may determine (subject to the Proxy Committee's contrary determination of independence or non-independence);

             (iii) the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters -- ratification of the appointment of auditors);

             (iv)   a director serves on more than six public company boards;

             (v) the CEO serves on more than two public company boards other than the company's board.

          On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

     o Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission ("SEC") and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a "financial expert" in accordance with SEC rules.

     o Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

     o Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:

          o    Established governance standards and guidelines.

          o Full board composed of not less than two-thirds "independent" directors, as defined by applicable regulatory and listing standards.

          o Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.

          o A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.

          o Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.

          o The pertinent class of the Company's voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company's proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.

     o Proposals that grant or restore shareholder ability to remove directors with or without cause.

     o Proposals to permit shareholders to elect directors to fill board vacancies.

     o Proposals that encourage directors to own a minimum amount of company stock.

     o    Proposals to provide or to restore shareholder appraisal rights.

     o    Proposals to adopt cumulative voting.

     o    Proposals for the company to adopt confidential voting.

CMA generally will vote AGAINST:

     o Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

     o Proposals that give management the ability to alter the size of the board without shareholder approval.

     o Proposals that provide directors may be removed only by supermajority vote.

     o    Proposals to eliminate cumulative voting.

     o Proposals which allow more than one vote per share in the election of directors.

     o Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

     o Proposals that mandate a minimum amount of company stock that directors must own.

     o    Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

     o Director and officer indemnification and liability protection. CMA is opposed to entirely eliminating directors' and officers' liability for monetary damages for violating the duty of care. CMA is also opposed to expanding coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. CMA supports proposals which provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that he/she reasonably believed was in the best interests of the company, AND (ii) if the director's legal expenses would be covered.

     o Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

     o Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.


2.   COMPENSATION

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 10% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interest of CMA's clients. CMA requires that management provide substantial justification for the repricing of options.

CMA generally will vote FOR:

     o Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

     o    Proposals asking a company to expense stock options.

     o    Proposals to put option repricings to a shareholder vote.

     o Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

CMA generally will vote AGAINST:

     o Stock option plans that permit issuance of options with an exercise price below the stock's current market price, or that permit replacing or repricing of out-of-the money options.

     o Proposals to authorize the replacement or repricing of out-of-the money options.

CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

3.   CAPITALIZATION

CMA generally will vote FOR:

     o Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or the proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

          For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

     o Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

     o Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

     o Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

4.   MERGERS, RESTRUCTURINGS AND OTHER TRANSACTIONS

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company's assets.

5.   ANTI-TAKEOVER MEASURES

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

     o CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

     o CMA generally votes FOR shareholder proposals to eliminate a poison pill.

     o CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

     o CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company's ability to make greenmail payments.

Supermajority vote

     o CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

     o CMA will vote FOR proposals to opt out of control share acquisition statutes.

6.   OTHER BUSINESS MATTERS

CMA generally will vote FOR:

     o Proposals to approve routine business matters such as changing the company's name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

     o Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

          o    Credible reason exists to question:

               |X| The auditor's independence, as determined by applicable regulatory requirements.

               |X| The accuracy or reliability of the auditor's opinion as to the company's financial position.

          o Fees paid to the auditor or its affiliates for "non-audit" services were excessive, i.e., in excess of the total fees paid for "audit," "audit-related" and "tax compliance" and/or "tax return preparation" services, as disclosed in the company's proxy materials.

     o Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

     o Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

     o Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

     o Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

     o Shareholder proposals to change the date, time or location of the company's annual meeting of shareholders.

CMA will vote AGAINST:

     o Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

          o Proposals to change the location of the company's state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.
          o Proposals on whether and how to vote on "bundled" or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE BASIS, vote:

          o FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

          o FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.


X.7. INVESTMENT COMPANY MATTERS

          A.   ELECTION OF DIRECTORS:


CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

     o    Board structure

     o    Attendance at board and committee meetings.


CMA will WITHHOLD votes from directors who:

     o Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.
     o Ignore a shareholder proposal that is approved by a majority of shares outstanding;
     o Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;
     o    Are interested directors and sit on the audit or nominating committee;
          or
     o Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.


Proxy Contests:


CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

     o    Past performance relative to its peers

     o    Market in which fund invests

     o Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

     o Past shareholder activism, board activity and votes on related proposals

     o    Strategy of the incumbents versus the dissidents

     o    Independence of incumbent directors; director nominees

     o    Experience and skills of director nominees

     o    Governance profile of the company

     o    Evidence of management entrenchment

          B.   CONVERTING CLOSED-END FUND TO OPEN-END FUND:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

     o    Past performance as a closed-end fund

     o    Market in which the fund invests

     o    Measures taken by the board to address the discount

     o Past shareholder activism, board activity, and votes on related proposals.

          C.   INVESTMENT ADVISORY AGREEMENTS:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

     o    Proposed and current fee schedules

     o    Fund category/investment objective

     o    Performance benchmarks

     o    Share price performance as compared with peers

     o    Resulting fees relative to peers

     o    Assignments (where the adviser undergoes a change of control)

          D.   APPROVING NEW CLASSES OR SERIES OF SHARES:

CMA will vote FOR the establishment of new classes or series of shares.

          E.   PREFERRED STOCK PROPOSALS:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the referred shares, considering the following factors:

     o    Stated specific financing purpose

     o    Possible dilution for common shares

     o    Whether the shares can be used for antitakover purposes

          F. POLICIES ADDRESSED BY THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

     o    Potential competitiveness

     o    Regulatory developments

     o    Current and potential returns

     o    Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

          G.   CHANGING A FUNDAMENTAL RESTRICTION TO A NON-FUNDAMENTAL
               RESTRICTION:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a nonfundamental restriction, considering the following factors:

     o    Fund's target investments

     o    Reasons given by the fund for the change

     o    Projected impact of the change on the portfolio

          H.   CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NON-FUNDAMENTAL:

CMA will vote AGAINST proposals to change a fund's investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective

          I.   NAME CHANGE PROPOSALS:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund's name, considering the following factors:

     o    Political/economic changes in the target market

     o    Consolidation in the target market

     o    Current asset composition

          J.   CHANGE IN FUND'S SUBCLASSIFICATION:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund's subclassification, considering the following factors:

     o    Potential competitiveness

     o    Current and potential returns

     o    Risk of concentration

     o    Consolidation in target industry

          K.   DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

     o    Strategies employed to salvage the company

     o    Past performance of the fund

     o    Terms of the liquidation

          L.   CHANGES TO THE CHARTER DOCUMENT:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

     o    The degree of change implied by the proposal

     o    The efficiencies that could result

     o    The state of incorporation; net effect on shareholder rights

     o    Regulatory standards and implications

CMA will vote FOR:

     o Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)
     o Proposals enabling the Board to amend, without shareholder approval, the fund's management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

CMA will vote AGAINST:

     o    Proposals enabling the Board to:
          o    Change, without shareholder approval the domicile of the fund
          o Adopt, without shareholder approval, material amendments of the fund's declaration of trust or other organizational document

          M.   CHANGING THE DOMICILE OF A FUND:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

     o    Regulations of both states

     o    Required fundamental policies of both states

     o    The increased flexibility available

          AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940

          N.   DISTRIBUTION AGREEMENTS:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

     o    Fees charged to comparably sized funds with similar objectives

     o    The proposed distributor's reputation and past performance

     o    The competitiveness of the fund in the industry

     o    Terms of the agreement

          O.   MASTER-FEEDER STRUCTURE:

CMA will vote FOR the establishment of a master-feeder structure.

               1.   MERGERS:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

     o    Resulting fee structure

     o    Performance of both funds

     o    Continuity of management personnel

     o    Changes in corporate governance and their impact on shareholder rights

          P.   SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP
               REQUIREMENT:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

          Q.   SHAREHOLDER PROPOSALS TO REIMBURSE SHAREHOLDER FOR EXPENSES
               INCURRED:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

          R.   SHAREHOLDER PROPOSALS TO TERMINATE THE INVESTMENT ADVISER:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

     o    Performance of the fund's NAV

     o    The fund's history of shareholder relations

     o    The performance of other funds under the adviser's management

8.   Alternative Investment Group ("AIG") Matters

The AIG Proxy Sub-Committee generally will vote in accordance with the guidelines set forth in this policy. With respect to matters that are not addressed by the guidelines, the AIG Proxy Sub-Committee will vote each such matter on a CASE-BY-CASE BASIS.

B.   ABILITY TO VOTE PROXIES OTHER THAN AS PROVIDED IN A ABOVE.

A Portfolio Manager, sub-adviser or other party involved with a client's account may conclude that the best interest of the firm's client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines stated in Section IV.A. In this situation, he or she shall request that the Proxy Committee consider voting the proxy other than according such Guidelines. If any person, group,or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's, group's, or entity's relationship, if any, with the parties proposing and/or opposing the matter's adoption.

C.   PROPOSALS REQUIRING SPECIAL CONSIDERATION

The following proposals require special, individual consideration. The Proxy Committee will determine how proxies related to all such proposals will be voted.

          1. NEW PROPOSALS. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

          2. ACCOUNTS ADHERING TO TAFT HARTLEY PRINCIPLES. All proposals for these accounts shall be voted according to the Taft Hartley Guidelines developed by Institutional Shareholder Services, Inc. ("ISS").

          3. ACCOUNTS ADHERING TO SOCIALLY RESPONSIBLE PRINCIPLES. All proposals for these accounts shall be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

          4. PROXIES OF INTERNATIONAL ISSUERS WHICH BLOCK SECURITIES SALES BETWEEN THE TIME A SHAREHOLDER SUBMITS A PROXY AND THE VOTE. Proposals for these securities shall be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

          5. PROXIES OF INVESTMENT COMPANY SHARES. Proposals on issues other than those specified in Section IV.A.

          6. EXECUTIVE/DIRECTOR COMPENSATION. Except as provided in Section IV.A, proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

          7. PREEMPTIVE RIGHTS. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.


V.   VOTING PROCEDURES

The Proxy Committee has developed the following procedures to aid the voting of proxies according to the Voting Guidelines set forth in Section IV above. The Proxy Committee may revise these procedures from time to time, as it deems necessary or appropriate to effect the purposes of this Policy.

     o CMA shall use an independent, third-party vendor (currently Institutional Shareholder Services ("ISS")), to implement its proxy voting process as CMAs proxy voting agent. This retention is subject to CMA continuously assessing the vendor's independence from CMA and its affiliates, and the vendor's ability to perform its responsibilities (and, especially, its responsibility to vote client proxies in accordance with CMA's proxy voting guidelines) free of any actual, potential or apparent material conflicts of interests that may arise between the interests of the vendor, its affiliates, the vendor's other clients and the owners, officers or employees of any such firm, on the one hand, and CMA's clients, on the other hand. As means of performing this assessment, CMA will require various reports and notices from the vendor, as well as periodic audits of the vendor's voting record and other due diligence.

     o ISS shall provide proxy analysis and record keeping services in addition to voting proxies on behalf of CMA in accordance with this Policy.

     o On a daily basis CMA shall send to ISS a holdings file detailing each equity holding held in all accounts over which CMA has voting authority. Information regarding equity holdings for international portfolio shall be sent weekly.

     o ISS shall receive proxy material information from Proxy Edge or the custodian bank for the account. This shall include issues to be voted upon, together with a breakdown of holdings for CMA accounts. ISS shall then reconcile information it receives from CMA with that it has received from Proxy Edge and custodian banks. Any discrepancies shall be promptly noted and resolved by ISS, with notice to CMA.

     o Whenever a vote is solicited, ISS shall execute the vote according to CMA's Voting Guidelines previously delivered by CMA to ISS as set forth in Section IV.A.

          o If ISS is not sure how to vote a particular proxy, then ISS will issue a request for voting instructions to CMA over a secure website. CMA personnel shall check this website regularly. The request shall be accompanied by a recommended vote. The recommended vote shall be based upon CMA's understanding of the Voting Guidelines previously delivered to ISS. CMA shall promptly provide ISS with any amendments or modifications to the Voting Guidelines if necessary. CMA shall return a final instruction to vote to ISS, which ISS shall record with Proxy Edge or the custodian bank as our agent.

     o Each time that ISS shall send CMA a request to vote the request shall be accompanied by the recommended vote determined in accordance with CMA's Voting Guidelines. ISS shall vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of clients requires another vote or the proposal is a matter as to which the Proxy Committee affords special, individual consideration under Section IV.C. In such situations ISS shall vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of CMA's Taft Hartley or Socially Responsible clients may impact a proposal that normally should be voted in a certain way. ISS shall inform CMA of all proposals having impact on its Taft Hartley and or Socially Responsible clients. The Proxy Voting Committee shall be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.
     o ISS shall have procedures in place to ensure that a vote is cast on every security holding maintained by CMA on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients CMA shall receive a report from ISS detailing CMA's voting for the previous period.


VI.  AVAILABILITY OF PROXY POLICY AND VOTING RECORD

A summary disclosure regarding the provisions of this Policy is available in CMA's Form ADV. Upon receipt of a Client's request for more information, CMA will provide to the Client a copy of this Policy and/or how CMA voted proxies for the Client pursuant to this Policy for up to a one-year period.


-------------------------------------   ----------------------------------------
TESTING AND MONITORING:                 NOT APPLICABLE

-------------------------------------   ----------------------------------------
PERTINENT REGULATION/ COMPLIANCE:

-------------------------------------   ----------------------------------------
CROSS REFERENCES:

-------------------------------------   ----------------------------------------

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not yet applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)   Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                         BACAP Alternative Multi-Strategy Fund, LLC

By (Signature and Title)*            /s/ Lawrence R. Morgenthal
                                     -------------------------------------------
                                     Lawrence R. Morgenthal, President
                                     (principal executive officer)

Date                                 6/6/05

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*            /s/ Lawrence R. Morgenthal
                                     -------------------------------------------
                                     Lawrence R. Morgenthal, President
                                     (principal executive officer)

Date                                 6/6/05




By (Signature and Title)*            /s/ Eric Pisauro
                                     -------------------------------------------
                                     Eric Pisauro, Treasurer
                                     (principal financial officer)

Date                                 6/3/05




* Print the name and title of each signing officer under his or her signature.